UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

September 12, 2024

Date of Report (Date of earliest event reported)

Nova Vision Acquisition Corp.

(Exact Name of Registrant as Specified in its Charter)

British Virgin Islands	001-40713	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2 Havelock Road #07-12 Singapore	059763
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: +65 87183000

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Ordinary Share, par value $0.0001 per share, one Redeemable Warrant entitling the holder to purchase one half of an Ordinary Share, and one Right entitling the holder to receive one-tenth of an Ordinary Share	NOVVU	The Nasdaq Stock Market LLC
Ordinary Shares	NOVV	The Nasdaq Stock Market LLC
Warrants	NOVVW	The Nasdaq Stock Market LLC
Rights	NOVVR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

On September 12, 2024, Nova Vision Acquisition Corp. (the “Company”) held an extraordinary general meeting of its shareholders (the “Meeting”), at which the shareholders voted on the following proposals, as set forth below, each of which is described in more detail in the definitive proxy statement (the “Proxy Statement”) filed with the U.S. Securities and Exchange Commission (the “SEC”) on August 19, 2024, which was first mailed by the Company to its stockholders on or about August 22, 2024.

As of August 19, 2024, the record date for the Meeting, there were 1,978,052 ordinary shares of the Company entitled to be voted at the Meeting. There were 1,829,333 ordinary shares representing approximately 92.48% of the issued and outstanding ordinary shares present in person or represented by proxy at the Meeting, constituting a quorum for the Meeting.

The shareholders approved the Redomestication Merger Proposal, the Acquisition Merger Proposal, the Nasdaq Proposal, the Governance Proposal, the Incentive Plan Proposal, and the NTA Requirement Amendment Proposal.

A summary of the voting results at the Meeting is set forth below:

1.	Proposal No. 1 — The Redomestication Merger Proposal

FOR	AGAINST	ABSTAIN
1,829,183	150	0

2.	Proposal No. 2 — The Acquisition Merger Proposal

FOR	AGAINST	ABSTAIN
1,829,183	150	0

3.	Proposal No. 3 — The Nasdaq Proposal

FOR	AGAINST	ABSTAIN
1,829,183	150	0

4.	Proposal No. 4 — The Governance Proposal

FOR	AGAINST	ABSTAIN
1,829,183	150	0

5.	Proposal No. 5 — The Incentive Plan Proposal

FOR	AGAINST	ABSTAIN
1,819,095	10,238	0

6.	Proposal No. 6 — The NTA Requirement Amendment Proposal

FOR	AGAINST	ABSTAIN
1,829,183	150	0

Item 8.01. Other Events.

In connection with the shareholders’ vote at the Meeting, 200,133 shares were tendered for redemption. The Company plans to close the business combination as described in the Proxy Statement as soon as possible and will continue to accept reversal of redemption requests until closing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 12, 2024

NOVA VISION ACQUISITION CORP.

By:	/s/ Eric Ping Hang Wong
Name:	Eric Ping Hang Wong
Title:	Chief Executive Officer